UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2011
(Commission File Number)	Exact names of registrants as specified in their charters, address of principal executive offices, telephone number and state of incorporation	(IRS Employer Identification No.)

1-15929	PROGRESS ENERGY, INC.	56-2155481
410 S. Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – OTHER EVENTS

Item 8.01  Other Events.

On July 11, 2011, solely to avoid the costs, risks and uncertainties inherent in litigation and to allow its shareholders to vote on the proposals required in connection with the proposed merger with Duke Energy Corporation ("Duke Energy") at the special meeting of its shareholders, Progress Energy, Inc. (“Progress Energy”) entered into a memorandum of understanding with plaintiffs and other named defendants, including Duke Energy and Diamond Acquisition Corporation ("Diamond Acquisition"), regarding the settlement of the lawsuit captioned In re Progress Energy Shareholder Litigation, pending in the Superior Court, Wake County, North Carolina under Consolidated File No. 11-CVS-739, as well as the settlement of all related claims that were or could hae been asserted in other actions. That lawsuit represents the consolidation of nine class action lawsuits filed on behalf of Progress Energy’s shareholders following the public announcement of the execution of the Agreement and Plan of Merger, dated January 8, 2011, by and among Duke Energy, Diamond Acquisition and Progress Energy (the “Merger Agreement”).

As described in greater detail in the joint proxy statement/prospectus (the "Joint Proxy Statement/Prospectus") included in Amendment No. 5 to the Registration Statement on Form S-4 filed by Duke Energy with the Securities and Exchange Commission (the “SEC”) on July 7, 2011, Progress Energy, its directors, Duke Energy and Diamond Acquisition were named as defendants in eleven purported class action lawsuits, with ten lawsuits brought in the Superior Court, Wake County, North Carolina (one of which was voluntarily dismissed) and one lawsuit filed in the United States District Court for the Eastern District of North Carolina, each in connection with the proposed merger. The complaints in the actions alleged, among other things, that the Merger Agreement was the product of breaches of fiduciary duty by the individual defendants, in that it allegedly does not provide for full and fair value for Progress Energy’s shareholders; that the Merger Agreement contains coercive deal protection measures; and that the Merger Agreement and the merger were approved as a result, allegedly, of improper self-dealing by certain defendants who would receive certain alleged employment compensation benefits and continued employment pursuant to the Merger Agreement. The complaints in the actions also alleged that Progress Energy and/or Duke Energy and/or Diamond Acquisition aided and abetted the individual defendants’ alleged breaches of fiduciary duty. Additionally, the complaint in the federal action was amended on April 7, 2011 by plaintiff Noah Wolf to include allegations that the defendants violated federal securities laws in connection with statements contained in Duke Energy’s initial Registration Statement on Form S-4, filed with the SEC on March 17, 2011. On June 21, 2011, plaintiffs in the state action filed a verified consolidated amended complaint setting forth claims on behalf of a putative class of Progress Energy shareholders, alleging breaches of fiduciary duty by the individual Progress Energy director defendants and aiding and abetting breaches of fiduciary duty by Progress Energy, Duke Energy, and Diamond Acquisition. The verified consolidated amended complaint further alleges that the initial Registration Statement on Form S-4 filed by Duke Energy with the SEC on March 17, 2011, and amendments filed on April 8, April 25, and May 13, 2011 failed to disclose material facts, giving rise to plaintiffs’ claims. The lawsuits seek to, among other things, enjoin the proposed merger from proceeding. On July 7, 2011, plaintiff Martin Galaton filed a "class action complaint" in the United States District Court for the Eastern District of North Carolina, in the same case docket in which the Wolf amended class action complaint was filed. The Galaton complaint mirrors the allegations in the Wolf amended class action complaint. The same plaintiff's counsel filed both the Wolf and Galaton complaints.

Under the terms of the memorandum of understanding, Progress Energy, the other named defendants, including Duke Energy and Diamond Acquisition, and the plaintiffs in the consolidated state action have agreed to settle the consolidated action and all related claims subject to court approval. If the court approves the settlement contemplated in the memorandum of understanding, the claims will be released and the consolidated amended complaint will be dismissed with prejudice. Pursuant to the terms of the memorandum of understanding, Progress Energy has agreed to make available additional information to its shareholders in advance of the special meeting of shareholders of Progress Energy scheduled for August 23, 2011 in Raleigh, North Carolina to vote upon the proposal to approve the plan of merger contained in the Merger Agreement. The additional information is contained below in this Current Report on Form 8-K and should be read in conjunction with the Joint Proxy Statement/Prospectus. In return, the plaintiffs have agreed to dismissal of the consolidated lawsuit and to withdraw all motions filed in connection with such lawsuit. In connection with the settlement, plaintiffs in the consolidated lawsuit intend to seek an award of attorneys’ fees and expenses not to exceed $550,000, subject to court approval.  Progress Energy has agreed to pay the legal fees and expenses of plaintiffs’ counsel, in an amount not to exceed $550,000 and ultimately to be determined by the court.  If the settlement is finally approved by the court, it is anticipated that the settlement will resolve and release all claims in all actions that were or could have been brought challenging any aspect of the proposed merger, the Merger Agreement, and any disclosure made in connection therewith. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the court will approve the settlement even if the parties were to enter into such stipulation. In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated. The details of the settlement will be set forth in a notice to be sent to Progress Energy’s shareholders prior to a hearing before the court to consider both the settlement and plaintiffs’ application to the court for attorneys' fees and expenses.

The settlement will not affect the merger consideration to be paid to shareholders of Progress Energy in connection with the proposed merger between Progress Energy and Duke Energy or the timing of the special meeting of shareholders mentioned above.

Progress Energy and the other defendants, including Duke Energy and Diamond Acquisition, have vigorously denied, and continue vigorously to deny, that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts that were or could have been alleged in the consolidated lawsuit, and expressly maintain that, to the extent applicable, they diligently and scrupulously complied with their fiduciary and other legal duties and are entering into the contemplated settlement solely to eliminate the burden and expense of further litigation, to put the claims that were or could have been asserted to rest, and to avoid any possible delay to the closing of the merger that might arise from further litigation. Nothing in this Current Report on Form 8-K, the memorandum of understanding or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

SUPPLEMENT TO JOINT PROXY STATEMENT/PROSPECTUS

In the settlement of the consolidated lawsuit as set forth in this Current Report on Form 8-K, Progress Energy agreed to make these supplemental disclosures to the Joint Proxy Statement/Prospectus. These disclosures should be read in connection with the Joint Proxy Statement/Prospectus, which should be read in its entirety. Defined terms used but not defined herein have the meanings set forth in the Joint Proxy Statement/Prospectus. Without admitting in any way that the disclosures below are material or otherwise required by law, Progress Energy makes the following supplemental disclosures:

The following disclosure supplements the discussion in the section of the Joint Proxy Statement/Prospectus captioned “The Merger–Background of the Merger” on page 48 by adding two new sentences following the sixth sentence of the sixth full paragraph (concerning the special meeting of the Progress Energy board of directors held on July 14, 2010) (the sixth sentence of the sixth full paragraph is repeated below and the two new sentences follow immediately thereafter).

The board discussed the view that a combination with Duke Energy offered greater potential in achieving more strategic benefits for two primary reasons: first, the potential operational efficiencies associated with system integration because of the significantly greater operational connections between the two North Carolina and South Carolina utility systems of Progress Energy and Duke Energy, and second, the expected greater obstacles to state regulatory approval for a combination with Company A. The board discussed the company’s long term strategic need to be able to pursue new nuclear construction, given anticipated restraints on carbon emissions, the difficulty in obtaining significant economically feasible renewable energy sources, and anticipated plant retirements, and considered how state regulators in North Carolina and South Carolina might view potential combinations with Duke Energy and with Company A. The board discussed the likelihood that these regulators would look more favorably on a combination with Duke Energy, because the combined utility customer base in the Carolinas would support participation in several potential nuclear sites in those states rather than in sites located in other states, and because a combination with Duke Energy would be likely to offer greater cost savings to customers through operational efficiencies.

The following disclosure supplements the discussion in the section of the Joint Proxy Statement/Prospectus captioned “The Merger–Background of the Merger” on page 51 by adding the following new sentence following the sixth sentence of the second full paragraph (concerning the annual strategic planning meeting of the Progress Energy board of directors held on September 16 and 17, 2010).

Mr. Johnson explained that a transaction with Duke Energy would be structured similar to a merger of equals.

The following disclosure supplements the discussion in the section of the Joint Proxy Statement/Prospectus captioned “The Merger–Background of the Merger” on page 54 by adding the following four new sentences following the fourth sentence of the fourth full paragraph (concerning the special meeting of the Progress Energy board of directors held on November 22, 2010).

Representatives of Lazard also provided the board, at the board’s request, with financial information related to other power and utility industry mergers of a similar nature. Included in that information were calculations of the premiums paid in those mergers based on each target company’s 20-day average share price preceding the announcement of the transaction, which yielded a mean of 4.9% and a median of 3.9%. The board also considered the potential impact of the exchange ratio ranges proposed by each company, and concluded after discussions with management and Lazard that an exchange ratio within the 2.6-2.65 range specified by the board should not result in any material on-going earnings dilution with respect to Duke Energy common stock that could have an adverse impact on the value of the shares of Duke Energy to be received by Progress Energy shareholders in the transaction. The board also reviewed the principal components of the overall value proposition for the proposed transaction to Progress Energy and its shareholders, which included the current and potential future value of the Duke Energy shares to be received in the transaction, the current and potential increase in dividend level for Progress Energy shareholders, the financial benefits for the combined company's shareholders that could be obtained from strategic initiatives for Duke Energy's business that had been previously identified by Duke Energy, and additional strategic and operational benefits that should result from effective implementation of the combined company's agreed vision and future business plan.

The following disclosure supplements the discussion in the section of the Joint Proxy Statement/Prospectus captioned “The Merger–Background of the Merger” on page 58 by adding the following new sentence following the second full sentence of the partial paragraph at the beginning of such page (concerning the special meeting of the Progress Energy board of directors held on January 7, 2011).

Lazard also provided the board with an update to the financial information previously provided at the November 22, 2010 meeting of the Progress Energy board of directors, related to other power and utility industry mergers.

The following disclosure supplements the discussion in the section of the Joint Proxy Statement/Prospectus captioned “The Merger–Progress Energy’s Reasons for the Merger and Recommendation of Progress Energy’s Board of Directors” on page 84 by adding the following three new sentences to replace the second sentence of the first full paragraph.

In connection with its evaluation of the risks inherent in Duke Energy's business and operations, the board also considered the results of the due diligence investigation concerning Duke Energy’s Edwardsport, Indiana facility. The board was advised of several issues with respect to Duke Energy’s Edwardsport, Indiana facility, including (i) increasing cost estimates for the facility, (ii) uncertainty concerning the outcome of regulatory proceedings before the Indiana Utility Regulatory Commission, or the IURC, concerning the project and (iii) significant controversy surrounding the hiring by Duke Energy of a staff attorney formerly employed by the IURC and alleged communications between Duke Energy employees and members of the IURC. The Progress Energy board of directors considered the regulatory risks associated with the facility and concluded that the risk, along with other risks inherent in Duke Energy’s business and operations, were manageable as part of the ongoing business of the combined company.

The following disclosure supplements the discussion in the section of the Joint Proxy Statement/Prospectus captioned “The Merger–Opinions of Financial Advisors to Progress Energy” on page 91 by adding the following sentence to replace the third and fourth sentences of the fourth paragraph. The following disclosure is subject in all respects to the qualifications and limitations described in the section of the Joint Proxy Statement/Prospectus captioned "The Merger-Opinions of Financial Advisors to Progress Energy-Opinion of Lazard Freres & Co. LLC." The summary of Lazard's opinion contained therein, as supplemented below, is qualified in its entirety by reference to the full text of Lazard's written opinion, dated January 8, 2011, which sets forth the assumptions made, procedures followed, factors considered and qualifications and limitations on the review undertaken by Lazard in connection with its opinion. You are encouraged to read Lazard's opinion and the full summary carefully and in their entirety.

The increased future cash flows estimated to result from these initiatives indicated (using the discount rates, exit EBITDA multiples and exit P/E multiples identified in the Joint Proxy Statement/Prospectus) the following implied exchange ratio reference range, as compared to the exchange ratio provided in the merger agreement:

Implied Exchange Ratio Reference Range	Exchange Ratio
1.813x – 2.649x	2.6125x

The following disclosure supplements the discussion in the section of the Joint Proxy Statement/Prospectus captioned “The Merger–Opinions of Financial Advisors to Progress Energy” on page 97 by adding the following new sentence following the first sentence of the third paragraph.

In engaging Barclays Capital as its financial advisor, Progress Energy selected Barclays Capital because of its familiarity with Progress Energy and Barclays Capital's qualifications, reputation and experience in the valuation of businesses and securities in connection with mergers and acquisitions generally, as well as its substantial experience in transactions comparable to the merger.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “should,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Progress Energy and Duke Energy caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement.  Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Duke Energy and Progress Energy, including future financial and operating results, Progress Energy’s or Duke Energy’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the ability to obtain the requisite Duke Energy and Progress Energy shareholder approvals; the risk that Progress Energy or Duke Energy may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors discussed or referred to in the “Risk Factors” section of each of Progress Energy’s and Duke Energy’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC). These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 that was filed by Duke Energy with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in Progress Energy’s and Duke Energy’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and neither Progress Energy nor Duke Energy undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger between Duke Energy and Progress Energy, Duke Energy filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement of Duke Energy and Progress Energy and that also constitutes a prospectus of Duke Energy.  The Registration Statement was declared effective by the SEC on July 7, 2011. Duke Energy and Progress Energy are mailing the definitive joint proxy statement/prospectus to their respective shareholders on or about July 11, 2011. Duke Energy and Progress Energy urge investors and shareholders to read the Registration Statement, including the joint proxy statement/prospectus that is a part of the Registration Statement, as well as other relevant documents filed with the SEC, because they contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov). You may also obtain these documents, free of charge, from Duke Energy’s website (www.duke-energy.com) under the heading “Investors” and then under the heading “Financials/SEC Filings.” You may also obtain these documents, free of charge, from Progress Energy’s website (www.progress-energy.com) under the tab “Our Company” by clicking on “Investor Relations,” then by clicking on “Corporate Profile” and then by clicking on “SEC Filings.”

PARTICIPANTS IN THE MERGER SOLICITATION

Duke Energy, Progress Energy, and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Duke Energy and Progress Energy shareholders in favor of the merger and related matters.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Duke Energy and Progress Energy shareholders in connection with the proposed merger is contained in the joint proxy statement/prospectus contained in the above-mentioned Registration Statement. You can find information about Duke Energy’s executive officers and directors in its definitive proxy statement filed with the SEC on March 17, 2011. You can find information about Progress Energy’s executive officers and directors in its definitive proxy statement filed with the SEC on March 31, 2011 and Amendment No. 1 to its Annual Report on Form 10-K filed with the SEC on March 17, 2011. Additional information about Duke Energy’s executive officers and directors and Progress Energy’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 and the Joint Proxy Statement/Prospectus. You can obtain free copies of these documents from Duke Energy and Progress Energy using the contact information above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.
Registrant

By:	/s/ John R. McArthur
John R. McArthur
Executive Vice President, General Counsel and Corporate Secretary

Date:  July 15, 2011